Exhibit 99.1

January 17, 2019

Tribune Publishing Announces Management Transition

Timothy P. Knight Appointed CEO; David Dreier Appointed Chairman

CHICAGO — January 17, 2019 — Tribune Publishing Company (NASDAQ: TPCO) today announced that its Board of Directors has appointed Timothy P. Knight as Chief Executive Officer and David Dreier as Chairman of the Board. Knight will also join the Board of Directors and succeeds Justin Dearborn who has stepped down as Chairman and Chief Executive Officer.

“Tim is a proven operator with an entrepreneurial approach and digital media expertise. At a time when consolidation is essential in our quest to strengthen journalism, his experience transforming media companies will help achieve success,” said Dreier. “Tim’s deep knowledge of our company and his commitment to expand our paid digital business will be critically important. Journalism is under attack across the globe and we have an unwavering commitment to delivering a first rate news product. We take very seriously the role that we play in a functioning democracy. Working with Tim and the rest of our Tribune team, we will continue to provide great content for our readers and great value to our shareholders.”

Dreier continued, “On behalf of the Board, I want to thank Justin for his leadership. Over the past three years, he has improved Tribune Publishing’s financial position by building the infrastructure necessary to convert our award-winning content into revenue through an enhanced digital strategy. During his tenure, digital only subscribers have more than tripled and we have significantly reduced our debt and pension obligation. Our share price has increased 80% and our market capitalization has more than doubled. These results reflect the successful implementation of our efforts to improve operating performance and drive overall value. We wish him all the best.”

Knight commented, “It is an honor to assume this role at such an exciting time for our company. Delivering high-quality local journalism has never been more important and Tribune Publishing’s iconic brands continue to inform, inspire and engage the communities we serve. We are confident that we have the right assets, people and strategy to continue to transform our business while investing in world-class journalism. We also believe there are attractive consolidation opportunities within the media industry that will enable us to accelerate our strategy. I look forward to building on the progress we made under Justin’s leadership as we continue to deliver award-wining content to readers, a compelling platform for advertisers and value for our shareholders.”

Dearborn said, “I am proud of what we have accomplished over the last several years. Tribune Publishing has a tremendously talented team and I am confident that the Company is in great hands to build on that progress under Tim’s leadership going forward.”

Timothy Knight Biography

Timothy Knight joined Tribune Publishing Company in February 2017 and most recently has had responsibility for all of the Company’s local market operations. Upon joining the Company, Knight served as President of the digital content and commerce division, where he was responsible for advancing the award-winning media company’s digital strategy across all platforms.

Knight previously served as the President of Advance Ohio, and directed the strategy, sales, marketing and content of cleveland.com, one of the largest news and information sites in Ohio and was CEO of Wrapports LLC.

Knight previously served as President and CEO of Newsday Media Group and Publisher of Newsday. In addition to the daily newspaper, he was responsible for Newsday’s interactive operations, amNewYork (a free paper distributed in New York City) as well as daily papers in Greenwich and Stamford, CT. Knight led the process that resulted in the sale of Newsday Media Group by Tribune Company to Cablevision Systems Corporation for $650 million in 2008.

Prior to joining Newsday in 2003, Knight held a number of senior management positions at the Tribune Company and the Chicago Tribune Media Group. He was a co-founder of and held senior management roles at Classified Ventures, LLC (parent of cars.com and apartments.com). Prior to joining Classified Ventures in 1997, Knight served as mergers and acquisitions counsel for Tribune Company.

Knight started his career as a corporate attorney at Skadden, Arps, Slate, Meagher and Flom in Chicago and London, England. Knight holds a bachelor’s degree in accounting from Marquette University. He also holds a juris doctorate with honors from DePaul University College of Law where he was Order of the Coif and attended the corporate finance program at London Business School.

David Dreier Biography

David Dreier has been a director of Tribune Publishing since June 2016. He is the Chairman of the Annenberg-Dreier Commission which has focused on encouraging the free flow of goods, services, capital, information, ideas and people throughout the Greater Pacific.

Dreier served as a member of the United States Congress, representing Los Angeles from 1980 until 2013. A passionate proponent of first amendment rights he has championed a vigorous and free press. Dreier was the first Californian and one of the youngest and longest serving chairmen of the powerful Rules Committee, structuring the debate for virtually every piece of legislation considered in Congress.

A member of the Council on Foreign Relations, he was the founding chairman of the House Democracy Partnership, a congressional commission that has worked to strengthen legislative bodies in twenty one new and reemerging democracies across the globe. Additionally, he launched the bipartisan Congressional Trade Working Group that has built support for free trade agreements for more than thirty years.

Dreier is a Distinguished Fellow at the Brookings Institution and a trustee of both the California Institute of Technology and his alma mater, Claremont McKenna College which has established the Dreier Roundtable to encourage young people into public service. He has served on the immigration reform and retirement savings commissions at the Bipartisan Policy Center. In addition to being an honors graduate of Claremont McKenna College he holds a Master’s degree from Claremont Graduate University.

Cautionary Statements Regarding Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based largely on our current expectations and reflect various assumptions by us.  Forward-looking statements are subject to certain risks, trends, and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements.  Such risks, trends and uncertainties, which in some instances are beyond our control, include: changes in advertising demand, circulation levels and audience shares; competition and other economic conditions; economic and market conditions that could impact the level of our required contributions to the defined benefit pension plans to which we contribute; decisions by trustees under rehabilitation plans (if applicable) or other contributing employers with respect to multiemployer plans to which we contribute which could impact the level of our contributions; our ability to develop and grow our online businesses; changes in newsprint price; our ability to maintain effective internal control over financial reporting; concentration of stock ownership among our principal stockholders whose interests may differ from those of other stockholders; and other events beyond our control that may result in unexpected adverse operating results. For more information about these and other risks see Item 1A (Risk Factors) of the Company’s most recent Annual Report on Form 10-K and in the Company’s other reports filed with the Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “will,” “plan,” “seek” and similar expressions generally identify forward-looking statements.  However, such words are not the exclusive means for identifying forward-looking statements, and their absence does not mean that the statement is not forward-looking.  Whether or not any such forward-looking statements, in fact, occur will depend on future events, some of which are beyond our control.  Readers are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this press release.  Except as required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Tribune Publishing Company

Tribune Publishing Company (NASDAQ: TPCO) is a media company rooted in award-winning journalism. Headquartered in Chicago, Tribune Publishing Company operates local media businesses in eight markets with titles including the Chicago Tribune, New York Daily News, The Baltimore Sun, Orlando Sentinel, South Florida’s Sun-Sentinel, Virginia’s Daily Press and The Virginian-Pilot, The Morning Call of Lehigh Valley, Pennsylvania, and the Hartford Courant.

Tribune Publishing also operates Tribune Content Agency and the Daily Meal and is majority owner of BestReviews.

Our brands are committed to informing, inspiring and engaging local communities. We create and distribute content across our media portfolio, offering integrated marketing, media, and business services to consumers and advertisers, including digital solutions and advertising opportunities.

Investor Relations Contact:
Terry Jimenez
Tribune Publishing Investor Relations
312.222.5787
tjimenez@tribpub.com

Media Contact:
Bryan Locke/Jacob Crows

Sard Verbinnen & Co

312.895.4700